UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1. Report to Stockholders.

Rareview Longevity Income Generation Fund

Institutional Class – RVIGX
Retail Class – RLIGX

Semi-Annual Report

April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.rareviewfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-RVFUNDS (888-783-8637) or by sending an email request to info@rareviewfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-RVFUNDS (888-783-8637) or send an email request to info@rareviewfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Rareview Longevity Income Generation Fund

June 24, 2020

Dear Shareholder,

The period can be divided into three market environments: Positive, Unprecedented, and Recovery.

Positive – November 1, 2019 to February 19, 2020:

A year and a half after launching his trade war against China, President Trump signed a partial truce on January 15, 2020. The cooling of tensions was the dominant theme during this period. Secondarily, after three 0.25% interest rate cuts between July and October, the Federal Reserve ("Fed") remained supportive of the economy. Collectively, the period was marked by a strong degree of optimism, which resulted in corporate credit and equity market appreciation.

Unprecedented – February 19, 2020 to March 23, 2020:

Global economies came to a sudden stop. A never-before-seen demand for cash (i.e., liquidity) caused the market plumbing to clog and the financial system to grind to a halt.

Volatility across asset class rose to a record level, surpassing the 2008-2009 Global Financial Crisis. However, what made this event distinct was the speed in which volatility reached a record level and the extended length of time it remained at record levels.

No asset class was spared, including US Treasury securities, the primary instrument used for portfolio diversification. Said another way, the financial industry’s dominant investment portfolio – a 60%/40% asset allocation of stocks-bonds – broke down. Also, many exchanged traded products traded at a substantial discount-to-their-Net Asset Value as investors sold them indiscriminately to raise cash.

From its highest point on February 19th to its lowest point on March 23rd, the S&P 500 Index, the primary benchmark for the US stock market, fell -35.41%. The Bloomberg Barclays US Aggregate Bond Index, which measures US Treasuries, corporate credit, asset-backed securities, and residential and commercial mortgage-back securities fell -6.30%.

In emergency responses, the Federal Reserve cut interest rates twice on an intra-meeting basis, which had never been done before. The Federal funds rate was lowered to zero from 1.75%. Also, the Fed began an "unlimited" asset purchase program to buy US Treasuries and agency mortgage-backed securities. Later, support was expanded to include municipal lending and corporate credit facilities.

In tandem, the US Treasury enacted an unprecedented fiscal stimulus program, which included direct checks, enhanced unemployment benefits, and support for municipalities, including hospitals. The package reached $2 trillion, approximately 8% of US GDP. The stimulus was geared towards local and consumer backstops while they were unable to work because of the government-mandated shutdown.

Rareview Longevity Income Generation Fund

Recovery – March 23, 2020 to April 30, 2020:

Despite the worst contraction in global economic growth since the Great Depression and large declines in corporate earnings, three dynamics came together that started a recovery.

1.	Significant monetary liquidity from central banks around the world, especially the Fed;

2.	Substantial fiscal stimulus from governments globally;

3.	The potential for the rapid development of a vaccine or an effective anti-viral treatment for COVID-19.

While a further flight-to-safety in safe-haven assets, such as developed market bonds and gold, indicated that investors were not optimistic, the stock market began sniffing-out a recovery. Equities overlooked 30 million weekly jobless claims, multiple bankruptcies of well-known retail brands, and a crude oil price war that resulted in West Texas Intermediary (WTI) trading at a negative price for the first time ever. In April, the S&P 500 surged over 12%, its largest monthly gain since 1987.

So, what is next for your investment?

Geopolitics: We believe the key risk for the remainder of 2020 is President Trump losing his re-election bid and the Democrats taking back the Senate. President Trump’s agenda is supportive of financial conditions – high stock prices, low interest rates, loose credit, and low gas prices. Undoing the lower corporate tax, changing the GAAP accounting benefits, not running a large budget deficit, adding the wealth tax back, increasing regulations, etc. would be negative for growth and earnings at a time the economy is trying to recover from the pandemic. We believe that a Democratic President that rolls back President Trump’s economic policies could lead to materially lower equity prices. This shock to the market may be amplified if the Senate race results in a Democratic majority. Note, if this outcome were to materialize alongside the start of the flu season being mistaken for a second wave of the pandemic, this would be the worst-case scenario. However, the difference this time is that the Fed is not able to respond by lowering interest rates unless they are willing to cross the Rubicon and cut them into negative territory.

Liquidity: Central banks injected a record amount of liquidity in a short period. The fallout from this liquidity injection may have profound effects on asset prices. For example, low short-term government yields may push investors out on the risk curve more than ever before. Corporate credit spreads may compress, and the earnings yield for equities may remain low, or potentially turn negative. Inflation expectations may increase, which could cause long-term yields to rise substantially and yield curves to steepen. We believe excess liquidity will be a key factor going forward for portfolio management. No central bank has been able to extricate themselves from this extraordinary monetary policy, especially the large expansion of their balance sheets. The most recent example is the Fed hiking cycle in 2018-2019, which led to rolling bear markets across asset classes.

Closed-End Funds: Closed-end funds ("CEF") generally use a moderate amount of leverage to acquire more assets to pay higher distribution yields. When the Fed cut interest rates to zero, they created a significant tailwind for fixed income CEF’s because their financing costs dropped materially. Mechanically, those cost savings can be passed to shareholders in the form of higher distribution yields. That typically results in the discount-to-NAV tightening as the relative yield between a CEF and traditional cash fixed income product widens. We expect CEF distributions to increase depending upon how much the yield curve steepens. Ultimately, this may result in a higher amount of income for the Fund. Also, we seek to capture inefficiencies in the CEF marketplace. Currently,

Rareview Longevity Income Generation Fund

the potential to capture narrowing in the discount-to-NAV in fixed income CEF’s is opportunistic – the pandemic created severe dislocations across asset classes. The absolute and relative historic level of discounts remain very wide. Following the astounding amount of liquidity injected into the system and CEF’s benefiting from lower leverage costs, we believe CEF discounts should tighten.

For periodic commentary on the financial markets and other relevant topics, please visit the Adviser’s website at www.rareviewcapital.com.

Should you have questions about your account or require assistance, please visit the Fund’s website at www.rareviewfunds.com, or call our customer service team at 1-888-783-8637.

We value your trust and confidence in the Fund, and thank you for your investment.

Sincerely,

Neil Azous
Chief Investment Officer
Rareview Capital LLC

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAVs. When the Fund purchases shares of a closed end fund at a discount to its NAV, there can be no assurance that the discount will decrease. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. Derivatives can be volatile and illiquid and may entail investment exposure greater than the total value of the derivatives’ underlying assets.

A fund’s distribution yield is the most recently announced dividend amount, annualized based on the payment frequency, then divided by the last price. The Standard & Poor’s 500, often abbreviated as the S&P 500, or just "the S&P", is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are

Rareview Longevity Income Generation Fund

determined by S&P Dow Jones Indices. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Discount-to-NAV: A pricing situation that occurs with an ETF, ETN, closed-end mutual fund, or open-end mutual fund when its market price is currently lower than the net asset value of its components. The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth. Generally accepted accounting principles, or GAAP, are a set of rules that encompass the details, complexities, and legalities of business and corporate accounting. The Financial Accounting Standards Board (FASB) uses GAAP as the foundation for its comprehensive set of approved accounting methods and practices. A credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Fund holdings and allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Schedule of Investments section of this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Rareview Longevity Income Generation Fund is distributed by Quasar Distributors, LLC.

Rareview Longevity Income Generation Fund

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The Fund’s investment strategy is to purchase closed-end funds (CEFs) that invest across a diversified group of asset classes. Typical securities will include municipal bonds, investment-grade corporate bonds, high-yield corporate bonds, leveraged loans, emerging-market bonds, convertible debt securities, preferred stocks, US equities, non-US equities, emerging market equities, utility stocks, REITs, and MLPs. Normally, fixed-income securities will represent 60% or more of the Fund’s assets.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

Overall: The Fund outperformed because of a higher cash balance, an underweight exposure to the equity asset class, and derivatives used to mitigate risk.

Fixed Income: The Fund had a higher weighting to government securities than investment grade credit. As a result, this moderately detracted from performance.

Equities: The Fund held covered-call option and global real estate positions. These defensive and long momentum strategies outperformed.

Derivatives: Derivatives used to manage the portfolio’s exposures and mitigate risk during market distress helped the Fund outperform on a relative basis.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2020?

Asset Allocation: The Fund was the most defensively positioned since inception, including a high cash balance and little-to-no equity or corporate credit exposure. The Fund held municipal bonds, mortgage-backed securities, and emerging market debt.

Closed-End Fund Positioning: The Fund held an overweight position to municipal-bond and emerging-market debt closed-end funds. Municipal bond closed-end funds have the potential to raise their distributions, which could lead to their discount-to-NAV’s compressing to zero.

Cash: The cash balance at the end of the period was well-above the Fund’s historical average.

Rareview Longevity Income Generation Fund

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

Cumulative Returns Through April 30, 2020
Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of April 30, 2020

	One Year	Three Year	Since Inception(1)
Rareview Longevity Income Generation Fund (Institutional)	-7.43%	-0.26%	2.04%
Rareview Longevity Income Generation Fund (Retail)	-7.77%	-0.56%	1.79%
Morningstar Multi-Asset High Income Index(2)	-9.97%	-0.73%	0.86%

(1)	Inception date of the Fund was November 1, 2016.
(2)
The Morningstar Multi-Asset High Income Index is broadly diversified and seeks to deliver a high level of current income while maintaining long-term capital appreciation. It consists of a comprehensive set of ETFs that collectively target equity, fixed-income   and alternative income sources. The Fund compares its performance in this semi-annual report to the Morningstar Multi-Asset High Income Index.

Returns for periods greater than one year are annualized total returns over the period November 1, 2016 through April 30, 2020.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 1-888-783-8637. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Rareview Longevity Income Generation Fund

Investment Vehicle Allocation(1) (% of Net Assets) (Unaudited)
April 30, 2020

(1)
Data expressed as a percentage of net assets as of April 30, 2020. Data expressed excludes written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

Asset Class Allocation(2) (% of Investments) (Unaudited)
April 30, 2020

(2)
Data expressed as a percentage of investments, at value as of April 30, 2020. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

Rareview Longevity Income Generation Fund

Expense Example (Unaudited)
April 30, 2020

As a shareholder of Rareview Longevity Income Generation Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net
	Expense Ratio	Beginning Account	Ending Account	Expenses Paid During
	(4/30/20)	Value (11/1/19)	Value (4/30/20)	Period (11/1/19 – 4/30/20)(1)
Institutional Class
Actual Expenses(2)(3)	1.84%	$1,000.00	$ 907.40	$ 8.73
Hypothetical Example
for Comparison Purposes
(5% return before expenses)(3)	1.84%	$1,000.00	$1,015.71	$ 9.22
Retail Class
Actual Expenses(2)(4)	2.14%	$1,000.00	$ 906.00	$10.14
Hypothetical Example
for Comparison Purposes
(5% return before expenses)(4)	2.14%	$1,000.00	$1,014.22	$10.72

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 to reflect the six-month period.
(2)	Based on the actual returns for the six-month period ended April 30, 2020 of -9.26% and -9.40% for Institutional Class and Retail Class, respectively.
(3)	Excluding broker interest expense, your actual cost of investing and your hypothetical cost of investing would have been $8.58 and $9.07, respectively in the Institutional Class.
(4)	Excluding broker interest expense, your actual cost of investing and your hypothetical cost of investing would have been $10.00 and $10.57, respectively in the Retail Class.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited)
April 30, 2020

	Shares	Value
CLOSED-END FUNDS – 51.58%
Aberdeen Asia-Pacific Income Fund, Inc.	257,431	$908,731
BlackRock MuniVest Fund, Inc.	94,526	748,646
BlackRock MuniYield Quality Fund III, Inc.	84,440	1,014,969
DoubleLine Opportunistic Credit Fund	9,981	183,451
Eaton Vance Municipal Income Trust	46,467	534,371
Invesco Value Municipal Income Trust	70,313	958,366
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	102,723	547,514
Nuveen AMT-Free Quality Municipal Income Fund	78,840	1,017,824
Nuveen Enhanced Municipal Value Fund	62,322	802,707
Nuveen Quality Municipal Income Fund	81,334	1,061,409
Pioneer Municipal High Income Advantage Trust	53,865	541,882
Western Asset Emerging Markets Debt Fund, Inc.	64,956	703,473
Total Closed-End Funds
(Cost $9,402,625)		9,023,343

COMMON STOCKS – 4.07%
AGNC Investment Corporation REIT	23,639	293,596
Annaly Capital Management, Inc. REIT	49,224	307,650
New Residential Investment Corporation REIT	18,322	111,581
Total Common Stocks
(Cost $673,688)		712,827

		Notional
	Contracts	Amount
PURCHASED OPTIONS – 1.06% (a)
Purchased Call Options – 1.06%
E-Mini S&P 500 Futures (b)
Expiration: June 2020,
Exercise Price: $3,100.00	100	$14,512,000	157,000
Crude Oil Futures (b)
Expiration: December 2020,
Exercise Price: $50.00	44	1,303,280	28,160
Total Purchased Options
(Cost $65,416)
			185,160

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Investments (Unaudited) – Continued
April 30, 2020

	Shares	Value
SHORT-TERM INVESTMENTS – 29.04%
Money Market Funds – 29.04% (c)(d)
Fidelity Investments Money Market
Government Portfolio, Class I, 0.16%	5,080,737	$5,080,737
Total Short-Term Investments
(Cost $5,080,737)		5,080,737
Total Investments
(Cost $15,222,466) – 85.75%		15,002,067
Other Assets in Excess of Liabilities – 14.25%		2,493,078
Total Net Assets – 100.00%		$17,495,145

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Held in connection with a written option contract. See the Schedule of Written Options for further information.
(c)	The rate quoted is the annualized seven-day effective yield as of April 30, 2020.
(d)	A portion of this security has been committed as collateral for open written option contracts. The total value of assets committed as collateral as of April 30, 2020 is $144,543.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Written Options (Unaudited)
April 30, 2020

		Notional
	Contracts	Amount	Value
WRITTEN OPTIONS
Written Call Options
E-Mini S&P 500 Futures
Expiration: June 2020,
Exercise Price: $3,300.00	(100)	$(14,512,000)	$(20,500)
Crude Oil Futures
Expiration: December 2020,
Exercise Price: $60.00	(44)	(1,303,280)	(15,400)
Total Written Options
(Premiums received $29,324)			$(35,900)

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

(This Page Intentionally Left Blank.)

Rareview Longevity Income Generation Fund

Statement of Assets and Liabilities (Unaudited)
April 30, 2020

ASSETS:
Investments, at value (Cost $15,222,466)	$15,002,067
Deposits at brokers for derivatives	2,513,670
Dividends and interest receivable	30,713
Receivable from Adviser	7,147
Prepaid expenses and other receivables	31,168
Total assets	17,584,765

LIABILITIES:
Written option contracts, at value (Premiums received $29,324)	35,900
Payable for administration and fund accounting fees	19,134
Payable for audit fees	10,940
Payable for transfer agent fees	9,182
Payable for trustees’ fees	2,938
Payable for compliance fees	1,968
Payable for custodian fees	1,343
Broker interest payable	133
Accrued expenses and other liabilities	8,082
Total liabilities	89,620

NET ASSETS	$17,495,145

NET ASSETS CONSISTS OF:
Paid-in capital	$20,371,075
Accumulated deficit	(2,875,930)
Total net assets	$17,495,145

	Institutional	Retail
	Class Shares	Class Shares
Net assets	$13,042,664	$4,452,481
Shares issued and outstanding(1)	1,486,020	506,870
Net asset value, offering, and redemption price per share(2)	$8.78	$8.78

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% may be charged on shares redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Operations (Unaudited)
For The Six Months Ended April 30, 2020

INVESTMENT INCOME:
Dividend Income	$510,415
Interest Income	20,297
Total investment income	530,712

EXPENSES:
Investment advisory fees (See Note 3)	108,225
Administration and fund accounting fees (See Note 3)	55,244
Transfer agent fees (See Note 3)	28,776
Federal and state registration fees	15,051
Distribution (12b-1) and shareholder servicing fees (See Note 5)
Retail Class	9,777
Institutional Class	3,662
Legal fees	13,228
Audit fees	10,940
Trustees’ fees (See Note 3)	6,111
Compliance fees (See Note 3)	5,968
Custodian fees (See Note 3)	4,019
Reports to shareholders	3,946
Broker interest expense	2,508
Insurance fees	1,638
Other	4,938
Total expense before reimbursement	274,031
Less: Expense reimbursement by Adviser (See Note 3)	(100,256)
Net expenses	173,775
NET INVESTMENT INCOME	356,937

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(693,764)
Written option contracts expired or closed	(768,408)
Future contracts	75,942
Net realized loss	(1,386,230)
Net change in unrealized appreciation (depreciation) on:
Investments	(859,163)
Written option contracts	(7,243)
Future contracts	2,745
Net change in unrealized depreciation	(863,661)
Net realized and change in unrealized loss on investments	(2,249,891)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,892,954)

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019
OPERATIONS:
Net investment income	$356,937	$933,043
Net realized loss on investments, written option contracts
expired or closed and futures contracts	(1,386,230)	(1,033,280)
Net change in unrealized appreciation (depreciation) on investments,
written option contracts and futures contracts	(863,661)	1,752,843
Net increase (decrease) in net assets resulting from operations	(1,892,954)	1,652,606

DISTRIBUTIONS TO SHAREHOLDERS:
From Distributable Earnings:
Institutional Class (See Note 4)	(403,260)	(569,959)
Retail Class (See Note 4)	(160,301)	(394,093)
From Return of Capital:
Institutional Class (See Note 4)	—	(164,937)
Retail Class (See Note 4)	—	(114,045)
Total distributions to shareholders	(563,561)	(1,243,034)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting
from capital share transactions(1)	2,999,756	(718,828)

NET INCREASE (DECREASE) IN NET ASSETS	543,241	(309,256)

NET ASSETS:
Beginning of period	16,951,904	17,261,160
End of period	$17,495,145	$16,951,904

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statements of Changes in Net Assets – Continued

(1)	A summary of capital share transactions is as follows:

	For the
	Six Months Ended			For the
	April 30, 2020			Year Ended
	(Unaudited)			October 31, 2019
SHARE TRANSACTIONS:	Shares	Amount		Shares	Amount
Institutional Class:
Issued	410,412	$4,023,087		231,563	$2,325,069
Issued to holders in reinvestment of dividends	36,440	337,143		60,568	596,454
Redeemed	(106,997)	(1,042,169	)+	(191,066)	(1,919,318	)+++
Net increase in Institutional Class	339,855	$3,318,061		101,065	$1,002,205

Retail Class:
Issued	67,536	$686,561		595,891	$5,946,270
Issued to holders in reinvestment of dividends	15,601	145,920		49,280	486,558
Redeemed	(125,411)	(1,150,786	)++	(813,777)	(8,153,861	)++++
Net decrease in Retail Class	(42,274)	$(318,305)		(168,606)	$(1,721,033)
Net increase (decrease) in shares outstanding	297,581	$2,999,756		(67,541)	$(718,828)

+	Net of redemption fees of $7,181.
++	Net of redemption fees of $4,719.
+++	Net of redemption fees of $1,237.
++++	Net of redemption fees of $209.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

	For the				For the Period
	Six Months Ended	For the			Inception through
	April 30, 2020	Year Ended December 31,			October 31,
	(Unaudited)	2019		2018	2017(#)
Institutional Class

PER SHARE DATA(1):

Net asset value, beginning of period	$10.00	$9.79		$10.69	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.20	0.50		0.41	0.39
Net realized and unrealized
gain (loss) on investments(4)	(1.11)	0.39		(0.60)	0.62
Total from investment operations	(0.91)	0.89		(0.19)	1.01
Redemption fees	0.00 (5)	0.00	(5)	0.00 (5)	—
Less distributions:
From net investment income	(0.31)	(0.53)		(0.52)	(0.32)
From net realized gains	—	(0.00	)(5)	(0.19)	—
From return of capital	—	(0.15)		—	—
Total distributions	(0.31)	(0.68)		(0.71)	(0.32)
Net asset value, end of period	$8.78	$10.00		$9.79	$10.69

TOTAL RETURN(6)	-9.26%	9.36%		-1.86%	10.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,043	$11,459		$10,233	$9,769
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	2.95%	2.79%		2.93%	4.87%
After expense reimbursement(7)(8)	1.84%	1.82%		1.82%	1.78%
Ratio of broker interest expense
to average net assets(7)	0.03%	0.02%		0.01%	—%
Ratio of operating expenses to average
net assets excluding broker interest expenses
(after expense reimbursement)(7)(8)	1.81%	1.80%		1.81%	1.78%
Ratio of net investment income
to average net assets(7)	4.05%	4.97%		3.99%	3.69%
Portfolio turnover rate(6)(9)	263%	300%		285%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For an Institutional Class share outstanding throughout the periods.
(2)	Calculated based on average shares outstanding during the periods.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the periods.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying investment companies as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying investment companies in which the Fund invests.

(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options and futures contracts). The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

	For the				For the Period
	Six Months Ended	For the			Inception through
	April 30, 2020	Year Ended December 31,			October 31,
	(Unaudited)	2019		2018	2017(#)
Retail Class

PER SHARE DATA(1):

Net asset value, beginning of period	$10.00	$9.79		$10.69	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)(3)	0.18	0.47		0.38	0.36
Net realized and unrealized
gain (loss) on investments(4)	(1.10)	0.39		(0.59)	0.64
Total from investment operations	(0.92)	0.86		(0.21)	1.00
Redemption fees	(0.01)	0.00	(5)	0.00 (5)	0.00 (5)
Less distributions:
From net investment income	(0.29)	(0.50)		(0.50)	(0.31)
From net realized gains	—	(0.00	)(5)	(0.19)	—
From return of capital	—	(0.15)		—	—
Total distributions	(0.29)	(0.65)		(0.69)	(0.31)
Net asset value, end of period	$8.78	$10.00		$9.79	$10.69

TOTAL RETURN(6)	-9.40%	9.02%		-2.18%	10.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$4,452	$5,493		$7,028	$6,775
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	3.26%	3.06%		3.20%	5.19%
After expense reimbursement(7)(8)	2.14%	2.10%		2.09%	2.09%
Ratio of broker interest expense
to average net assets(7)	0.03%	0.02%		0.01%	—%
Ratio of operating expenses to average
net assets excluding broker interest expenses
(after expense reimbursement)(7)(8)	2.11%	2.08%		2.08%	2.09%
Ratio of net investment income
to average net assets(7)	3.74%	4.70%		3.72%	3.37%
Portfolio turnover rate(6)(9)	263%	300%		285%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For a Retail Class share outstanding throughout the periods.
(2)	Calculated based on average shares outstanding during the periods.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the periods.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying investment companies as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying investment companies in which the Fund invests.

(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options and futures contracts). The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited)
April 30, 2020

1.  ORGANIZATION

Series Portfolios Trust (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Rareview Longevity Income Generation Fund (the "Fund") is a "diversified company" as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Rareview Capital LLC (the "Adviser"), pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). Neil Azous, by virtue of his ownership of greater than 25% of the Adviser, is considered to be a control person of the Adviser. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The primary investment objective of the Fund is to generate long-term capital appreciation and income. The Fund commenced operations on November 1, 2016. The Fund is a "fund of funds," meaning that under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in closed-end funds whose share prices trade at a discount or premium relative to the closed-end funds’ underlying asset values. The Fund may also generate income from distributions received from holdings in closed-end funds. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Board Codification (the "Codification") Topic 946 Financial Services – Investment Companies.

The Fund offers two share classes, the Retail Class and the Institutional Class. Neither class of shares have any front end sales loads or deferred sales charges; however, both classes have a 2.00% redemption fee on shares held 90 days or less, and a shareholder servicing fee of up to 0.15% of daily net assets. The Retail Class shares are subject to a 12b-1 fee of up to 0.25% of average daily net assets. The Institutional Class is not subject to a 12b-1 fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies conform with generally accepted accounting principles in the United States of America ("GAAP").

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks and real estate investment trusts ("REITs") that are traded on a national securities exchange, except those listed on the Nasdaq Global Market¨, Nasdaq Global Select Market¨, and the Nasdaq Capital Market¨ exchanges (collectively "Nasdaq"), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP"). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively  traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values ("NAV").

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, last sale or settlement price may be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a futures contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the "Board"). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of April 30, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$9,023,343	$—	$—	$9,023,343
Common Stocks	712,827	—	—	712,827
Purchased Options	—	185,160	—	185,160
Short-Term Investments	5,080,737	—	—	5,080,737
Total	$14,816,907	$185,160	$—	$15,002,067
Liabilities
Written Options	$—	$(35,900)	$—	$(35,900)
Total	$—	$(35,900)	$—	$(35,900)

The Fund did not have any Level 3 investments during the period. For the period ended April 30, 2020, there were no transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ and futures contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the written option proceeds by the Fund are presented as deposits at brokers for derivatives on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

and Liabilities as Investments at value, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Futures Contracts – The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index and fixed income futures contracts. The Fund may enter into future contracts for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Refer to Note 2 A. for a pricing description. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

F.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

G.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

H.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

I.  Closed-End Funds – The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

J.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at up to 0.25% of average daily net assets of Retail Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

K.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange ("NYSE") is closed for trading.

L.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written and purchased option and futures contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

M.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

N.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

O.  Derivatives – The Fund may utilize derivative instruments such as options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 7 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended April 30, 2020, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	734	$34,573,130
Written Option Contracts	672	$34,818,627
Long Futures Contracts	26	$120,314,370

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2020:

	Statement of Assets and	Fair Value
Derivatives	Liabilities Location	Assets	Liabilities
Purchased Option Contracts:
Commodity	Investments, at value	$28,160	$—
Equity	Investments, at value	157,000	—
Written Option Contracts:
Commodity	Written option contracts, at value	—	15,400
Equity	Written option contracts, at value	—	20,500
Total		$185,160	$35,900

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

	Net Realized Gain (Loss) on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts*	Option Contracts	Contracts	Total
Commodity Contracts	$—	$—	$—	$—
Foreign Exchange Contracts	—	—	4,546	4,546
Equity Contracts	908,397	(298,762)	103,773	713,408
Interest Rate Contracts	1,335,785	(469,646)	(32,377)	833,762
Total	$2,244,182	$(768,408)	$75,942	$1,551,716

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts**	Option Contracts	Contracts	Total
Commodity Contracts	$(12,864)	$7,816	$—	$(5,048)
Foreign Exchange Futures Contracts	—	—	—	—
Equity Contracts	125,235	(14,524)	2,745	113,456
Interest Rate Contracts	5,166	(535)	—	4,631
Total	$117,537	$(7,243)	$2,745	$113,039

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in net change in unrealized appreciation (depreciation) on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.20% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

fees – Retail Class (See Note 5), shareholder servicing fees (See Note 5), any acquired fund fees and expenses, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board and the Adviser with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery within the year of expiration are as follows:

Expiration	Amount
10/31/20	$126,573
10/31/21	$188,897
10/31/22	$184,773
04/30/23	$100,256

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the "Custodian") serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended April 30, 2020, are disclosed in the Statement of Operations.

During the period May 1, 2019 through March 31, 2020, Quasar Distributors, LLC ("Quasar"), an affiliate of the Administrator, served as the Fund’s distributor and principal underwriter in the continuous public offering of the Fund’s shares before being acquired by Foreside Financial Group, LLC ("Foreside"). A Trustee of the Trust also was an interested person of Quasar during that period. Effective March 31, 2020, Foreside acquired Quasar, the Fund’s Distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor. The same Trustee as disclosed above remains an affiliate with Fund Services and the Custodian.

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting securities creates a presumption of control. At April 30, 2020, 84.47% of the shares outstanding of the Retail Class were owned by two omnibus accounts. At April 30, 2020, 76.43% of the shares outstanding of the Institutional Class were owned by three omnibus accounts. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended October 31, 2019, the Fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. As of and during the year ended October 31, 2019, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

At October 31, 2019, the components of accumulated deficit on a tax basis were as follows:

Investments
Tax cost of investments*	$16,198,561
Gross unrealized appreciation	$682,494
Gross unrealized depreciation	(135,510)
Net unrealized appreciation	546,984
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated losses	(966,399)
Total accumulated deficit	$(419,415)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and derivatives.

As of October 31, 2019, the Fund had short-term and long-term capital loss carryovers of $604,966 and $361,433, respectively, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31st, respectively. For the taxable year ended October 31, 2019, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, quarterly. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the quarter from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. The permanent differences were due to closed-end fund adjustments. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2019, the following table shows the reclassifications made:

Accumulated Deficit	Paid-in Capital
$56,524	$(56,524)

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

The tax character of distributions paid during the period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

	Ordinary	Long-Term	Return of
	Income*	Capital Gain	Capital	Total
2020	$563,561	$—	$—	$563,561
2019	960,661	3,391	278,982	1,243,034

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan") in the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Retail Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the six months ended April 30, 2020, the Retail Class incurred expenses of $6,677 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the "Agreement") with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets in the Retail Class and Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the six months ended April 30, 2020, the Retail Class and Institutional Class incurred expenses of $3,100 and $3,662 pursuant to the Agreement, respectively.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (See Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 1.75%.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options, by the Fund for the six months ended April 30, 2020, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$34,790,273	$35,028,936

Rareview Longevity Income Generation Fund

Notes to the Financial Statements (Unaudited) – Continued
April 30, 2020

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers is the prime broker for exchange traded derivatives. Refer to Note 2 O. for further derivative disclosure.

Gross Amounts not offset in the Statement of Assets and Liabilities
		Gross	Net Amounts
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged	Amount
Liabilities:
Description
Written Option Contracts	$35,900	$ —	$35,900	$ —	$35,900	$ —
	$35,900	$ —	$35,900	$ —	$35,900	$ —

8.  COVID-19

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited)
April 30, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-783-8637.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-783-8637. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-783-8637, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended October 31, 2019, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 4.37%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2019 was 2.04%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

Rareview Longevity Income Generation Fund

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Rareview Capital LLC
1266 East Main Street, Suite 700R
Stamford, CT 06902

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-783-8637.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)*   /s/ Ryan Roell
   Ryan Roell, President

Date  6/25/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Ryan Roell
   Ryan Roell, President

Date  6/25/2020

By (Signature and Title)*   /s/ Cullen Small
   Cullen Small, Treasurer

Date  6/25/2020

* Print the name and title of each signing officer under his or her signature.